SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 20, 2004


                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



           Delaware                       1-9494                13-3228013
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                    Identification Number)


  727 Fifth Avenue, New York, New York                            10022
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:  (212) 755-8000


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Item 5. Other Events.

On May 20, 2004, Tiffany & Co. issued a press release announcing an increase in its quarterly dividend by 20%.

A copy of the May 20, 2004 press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (c) Exhibits

        99.1 Press Release dated May 20, 2004





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TIFFANY & CO.


                                       BY:  /s/ Patrick B. Dorsey
                                            ____________________________________
                                            Patrick B. Dorsey
                                            Senior Vice President, Secretary and
                                            General Counsel



Date: May 20, 2004



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                                  EXHIBIT INDEX


Exhibit No.   Description

99.1          Text of Press Release issued by Tiffany & Co., dated May 20, 2004.